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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.   20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

              Date of report (Date of earliest event reported)
                   June 20, 2000           (June 16, 2000)
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                            KRAMONT REALTY TRUST
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             (Exact Name of Registrant as Specified in Charter)


            Maryland                001-15923          256703702
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  (State or Other Jurisdiction     (Commission       (IRS Employer
        of Incorporation)         File Number)     Identification No.)


Plymouth Plaza, 580 West Germantown Pike, Plymouth Meeting, PA    19462
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          (Address of Principal Executive Offices)              (Zip Code)


      Registrant's telephone number, including area code (610-825-7100)
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                               Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisitions or Disposition of Assets.

     On June 16, 2000, Kranzco Realty Trust, a Maryland real estate investment trust ("Kranzco"), KRT Trust, a Maryland real estate investment trust ("KRT Trust"), CV Reit, Inc. a Delaware corporation ("CV"), and Kramont Realty Trust, a Maryland real estate investment trust ("Kramont") completed their previously announced merger (the "Merger") pursuant to the terms of an Agreement and Plan of Reorganization and Merger, dated as of December 10, 1999, as amended (the "Merger Agreement"). The Merger was approved by the shareholders of each of CV and Kranzco at their respective special meetings held on June 6, 2000. The surviving company in the Merger is Kramont Realty Trust (the "Company"). With the completion of the Merger, the Company began trading on the New York Stock Exchange on June 19, 2000, under the ticker symbol KRT.

     In accordance with the Merger Agreement, each share of common stock, $.01 par value per share, of CV outstanding immediately prior to the Merger and each common share of beneficial interest, $.01 par value per share, of KRT Trust outstanding immediately prior to the Merger was converted into one common share of beneficial interest, $.01 par value per share, of the Company. Each share of KRT Trust's Series A-1 Increasing Rate Cumulative Convertible Preferred Shares of Beneficial Interest, $.01 par value per share, outstanding immediately prior to the Merger was converted into one share of the Company's Series A-1 Increasing Rate Cumulative Convertible Preferred Shares of Beneficial Interest, $.01 par value per share, with the same rights. Each share of KRT Trust's Series B-1 Cumulative Convertible Preferred Shares of Beneficial Interest, $.01 par value per share, outstanding immediately prior to the Merger was converted into one share of the Company's Series B-1 Cumulative Convertible Preferred Shares of Beneficial Interest, $.01 par value per share, with the same rights. Each share of KRT Trust's Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, $.01 par value per share, outstanding immediately prior to the Merger was converted into one share of the Company's Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, $.01 par value per share, with the same rights.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits

          2.1 Agreement and Plan of Reorganization and Merger, dated as of December 10, 1999, as amended, among the Company, CV, Kranzco and KRT Trust (incorporated by reference to Appendix A of the Joint Proxy Statement/Prospectus of CV and Kranzco, dated April 14, 2000, relating to the special meeting of shareholders of CV and Kranzco held on June 6, 2000, which was part of the Company's Registration Statement on Form S-4 (SEC File No. 333-34482))

          99.1 Press Release.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 20, 2000

                                   KRAMONT REALTY TRUST



                                   By: /s/Louis P. Meshon, Sr.
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                                      Name:   Louis P. Meshon, Sr.
                                      Title   President and Chief Executive
                                              Officer